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                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JUNE 28, 2002
                            MASON STREET FUNDS, INC.


Effective September 30, 2002, shares of the Funds will be available through Registered Representatives of selected broker/dealers in addition to Northwestern Mutual Investment Services ("NMIS") and Robert W. Baird & Co. ("Baird"). Under this program, shares of the Funds will be available through former Registered Representatives of NMIS and Baird. When a Registered Representative of NMIS or Baird leaves those firms and contracts with another broker/dealer, existing Mason Street Funds shareholders who have previously purchased shares through that Registered Representative may continue to purchase shares of Mason Street Funds through that Registered Representative. The Registered Representative may continue to be the Registered Representative of record for Mason Street Funds shareholders. In addition, Mason Street Funds shareholders may be allowed to use a new broker/dealer and Registered Representative after they have purchased shares through NMIS or Baird. These policies apply only in cases where NMIS has approved of and entered into an agreement with the new broker/dealer.


          The date of this Prospectus Supplement is September 30, 2002.